Exhibit 99.1

Armada Acquisition Corp. I

Armada Acquisition Corp. I Stockholders Approve Business Combination with Rezolve AI Ltd.

Philadelphia — Aug. 02, 2024 — Armada Acquisition Corp. I, (NASDAQ: AACI;AACI.W) a publicly traded special purpose acquisition company (“Armada”), announced today that, at its special meeting of stockholders (the “Special Meeting”) held on August 1, 2024, its stockholders voted to approve the previously announced proposed business combination (the “Business Combination”) between Armada, Rezolve Limited, Rezolve AI Limited (“Rezolve”), and Rezolve Merger Sub, Inc., as well as all other proposals related to the Business Combination. The closing of the Business Combination remains subject to the satisfaction or waiver of the ordinary shares of Rezolve being listed on The Nasdaq Stock Market LLC (“Nasdaq”) and certain other remaining conditions to closing.

Upon completion of the merger, Armada will become a wholly owned subsidiary of Rezolve and the combined company will operate as “Rezolve AI Limited.” The ordinary shares and warrants of Rezolve are expected to trade on The Nasdaq Stock Market LLC (“Nasdaq”) under the ticker symbols “RZLV” and “RZLVW”, respectively.

Armada plans to file the results of the Annual Meeting on Form 8-K with the Securities and Exchange Commission within four business days after the date of the Special Meeting.

About Armada Acquisition Corp. I

Armada is a special purpose acquisition company whose business purpose is to effect a merger, capital stock exchange, asset acquisition, stock purchase, reorganization, or similar business combination with one or more businesses. Armada was founded on November 5, 2020 and is headquartered in Philadelphia, PA. Armada entered into a Business Combination Agreement dated December 17, 2021, as amended on November 10, 2022 and further amended and restated pursuant to the terms of an amendment and restatement deed dated June 16, 2023 by and among Armada, Rezolve Limited, Rezolve, and Rezolve Merger Sub, Inc., a Delaware corporation (“Rezolve Merger Sub”), which, among other things, provides for the merger of Armada with and into Rezolve Merger Sub, Inc. with Armada continuing as the surviving entity.

About Rezolve AI Limited

Rezolve AI leads the mobile commerce industry with our cutting-edge engagement platform powered by artificial intelligence and machine learning. By enabling retailers, brands, and manufacturers to create dynamic connections with consumers across mobile and desktop devices, we redefine mobile engagement. Our AI-driven platform simplifies the purchasing process, providing relevant information and facilitating seamless transactions with a single tap. With a commitment to innovation, we shape the future of digital commerce where technology seamlessly intersects with commerce for the benefit of businesses and consumers. Our scalable platform offers merchants actionable solutions to engage consumers effectively, managing high traffic volumes and gathering valuable engagement data in real-time.

The company was founded in 2016, is headquartered in London, UK and has offices in: Shanghai, New Delhi, Taipei, Frankfurt, Madrid, Mexico City and Providence, RI.

For more information, please visit www.rezolve.com.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995 and within the meaning of Section 27a of the Securities Act and Section 21E of the Exchange Act. Any actual results may differ from expectations, estimates and projections presented or implied and, consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, statements regarding the proposed business combination and related transactions, including, without limitation, the listing of Rezolve’s ordinary shares and warrants on Nasdaq. These forward-looking statements are subject to a number of risks and uncertainties, including, among others, (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the proposed Business Combination; (2) the outcome of any legal proceedings that may be instituted against Armada, Rezolve Limited, Rezolve or others following the announcement of the proposed Business Combination and any definitive agreements with respect thereto; (3) the ability to meet stock exchange listing standards as a condition to closing of the business combination or following the consummation of proposed business combination; (4) the risk that the proposed business combination disrupts current plans and operations of Armada, Rezolve Limited or Rezolve as a result of the announcement and consummation of the proposed Business Combination; (5) the ability to recognize the anticipated benefits of the proposed Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, and retain its management and key employees; (6) costs related to the proposed Business Combination; (7) changes in applicable laws or regulations and delays in obtaining, adverse conditions contained in, or the inability to obtain regulatory approvals required to complete the proposed business combination; (8) weakness in the economy, market trends, uncertainty and other conditions in the markets in which Rezolve Limited or Rezolve operate, and other factors beyond their control, such as inflation or rising interest rates; (9) the possibility that Armada, Rezolve Limited, Rezolve or the combined company may be adversely affected by other economic, business, and/or competitive factors; (10) the level of redemptions; and (11) additional risks, including those to be included under the header “Risk Factors” in the Proxy Statement/Prospectus and those included under the header “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in Armada’s Annual Report on Form 10-K for the year ended September 30, 2023 and the Quarterly Reports on Form 10-Q filed by Armada for the quarterly periods ended December 31, 2023 and March 31, 2024. If any of these risks materialize or Armada’s, Rezolve Limited’s or Rezolve’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that none of Armada, Rezolve Limited or Rezolve presently know or that Armada, Rezolve Limited and Rezolve currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Armada’s, Rezolve Limited’s and/or Rezolve’s expectations, plans or forecasts of future events and views as of the date of this press release. Armada, Rezolve Limited and Rezolve anticipate that subsequent events and developments will cause Armada, Rezolve Limited’s and Rezolve’s assessments to change. However, while Armada, Rezolve Limited and Rezolve may elect to update these forward-looking statements at some point in the future, each of Armada, Rezolve Limited, Rezolve and Rezolve Merger Sub specifically disclaim any obligation to do so, unless required by applicable law. These forward-looking statements should not be relied upon as representing Armada’s, Rezolve Limited’s and Rezolve’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

No Offer or Solicitation

This press release will not constitute an offer to sell or the solicitation of an offer to buy any securities, nor will there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities will be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act or an exemption therefrom.

Contacts

Investor Contact:

Mike Bishop

Bishop IR, LLC

mike@bishopir.com

Media Contact:

Urmee Khan

urmeekhan@rezolve.com

+44-7576-094-040